UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 2, 2011

THE HOME DEPOT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2455 Paces Ferry Road, N.W., Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

(770) 433-8211

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 2, 2011, the Board of Directors of The Home Depot, Inc. (the “Company”) approved amendments to the Company’s By-Laws. The amendments are effective as of June 2, 2011.

A new Section 11 of Article I was added to the By-Laws to provide the procedures for shareholder action by written consent, in accordance with the amendment to the Company’s Certificate of Incorporation approved by the Company’s shareholders at the 2011 Annual Meeting on June 2, 2011. In addition, Article I, Sections 1 and 2 were amended to clarify the requirements for a shareholder to make nominations for director and proposals of other business at an annual or special meeting of shareholders. Article I was further amended to consolidate into one section (Section 4) the required information that must be provided by a shareholder to the Company pursuant to the advance notice procedures and to make the requirements consistent for all types of shareholder notice (in connection with annual or special meetings, requests for special meetings or actions by written consent). The information requirements were also revised to clarify the types of derivative instruments and other economic interests that must be disclosed by a shareholder who submits a nomination or proposal for other business. Further non-substantive revisions were made to Article I as a result of the reorganization of the Article described above and related conforming changes.

The above description is qualified in its entirety by reference to the full text of the By-Laws of the Company (As Amended and Restated Effective June 2, 2011), attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company’s 2011 Annual Meeting of Shareholders was held on June 2, 2011. At the meeting, shareholders voted on the following items:

Proposal 1: The following nominees were elected by majority vote to serve on the Board of Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
F. Duane Ackerman	1,113,612,811	4,576,583	1,997,524	239,504,984
Francis S. Blake	1,092,778,837	25,112,135	2,295,946	239,504,984
Ari Bousbib	1,079,626,950	38,477,314	2,082,654	239,504,984
Gregory D. Brenneman	1,107,383,045	10,775,903	2,027,970	239,504,984
J. Frank Brown	1,113,235,926	4,937,739	2,013,253	239,504,984
Albert P. Carey	1,114,765,018	3,433,309	1,988,591	239,504,984
Armando Codina	989,510,885	123,653,406	7,022,627	239,504,984
Bonnie G. Hill	1,099,232,096	18,804,681	2,150,141	239,504,984
Karen L. Katen	1,114,819,556	3,404,876	1,962,486	239,504,984
Ronald L. Sargent	1,101,695,097	16,469,826	2,021,995	239,504,984

Proposal 2: The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2011 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,341,388,465	13,779,050	4,524,387	N/A

Proposal 3: An advisory vote on executive compensation was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,099,197,312	16,563,957	4,425,649	239,504,984

Proposal 4: An advisory vote on the frequency of the advisory vote on executive compensation was approved for every year.

EVERY ONE YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN	BROKER NON-VOTE
735,938,013	4,233,158	375,840,570	4,175,177	239,504,984

The Company has considered the shareholder vote on the frequency of shareholder advisory votes on executive compensation and determined that it will hold an advisory vote on its executive compensation every year until the next vote on frequency, which will be no later than the Company’s Annual Meeting of Shareholders in 2017.

Proposal 5: A Company proposal to implement shareholder ability to act by written consent (approval of the Amended and Restated Certificate of Incorporation) was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1,311,672,617	42,290,116	5,729,169	N/A

Proposal 6: A shareholder proposal regarding cumulative voting was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
463,691,152	652,397,499	4,098,267	239,504,984

Proposal 7: A shareholder proposal regarding a change in the percentage of outstanding shares required to call special shareholder meetings was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
588,905,741	526,934,125	4,347,052	239,504,984

Proposal 8: A shareholder proposal regarding an employment diversity report was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
219,743,004	714,893,964	185,549,950	239,504,984

Proposal 9: A shareholder proposal regarding electioneering policies and contributions was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
49,228,753	932,150,752	138,807,413	239,504,984

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description

3.1	By-Laws of The Home Depot, Inc. (As Amended and Restated Effective June 2, 2011)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ Jack A. VanWoerkom
	Name:	Jack A. VanWoerkom
	Title:	Executive Vice President, General Counsel & Corporate Secretary

Date: June 7, 2011

EXHIBIT INDEX

Exhibit	Description

3.1	By-Laws of The Home Depot, Inc. (As Amended and Restated Effective June 2, 2011)

5